UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2021

B. RILEY PRINCIPAL 250 MERGER CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40389	85-1635003
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

299 Park Avenue, 21st Floor

New York, New York 10171

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 457-3300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	BRIVU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	BRIV	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	BRIVW	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On May 11, 2021, B. Riley Principal 250 Merger Corp. (the “Company”) consummated its initial public offering (“IPO”) of 15,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-third of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $150,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-253464) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 24, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated May 7, 2021, by and between the Company and B. Riley Securities, Inc., as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Business Combination Marketing Agreement (the “BCMA”), dated May 7, 2021, by and between the Company and B. Riley Securities, Inc., a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated May 7, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated May 7, 2021 (the “Letter Agreement”), by and among the Company, its officers, its directors and the Company’s sponsor, B. Riley Principal 250 Sponsor Co., LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated May 7, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated May 7, 2021, by and between the Company, the Sponsor and the Company’s directors, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated May 7, 2021, by and between the Company and the Sponsor (the “Private Placement Units Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Support Agreement, dated May 7, 2021, by and between the Company and B. Riley Corporate Services, Inc., a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Units Purchase Agreement, the Company completed the private sale of 555,000 units (the “Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $5,550,000. The Private Placement Units are identical to the Units sold in the IPO, except that the Warrants underlying the Private Placement Units, so long as they are held by the Sponsor or its permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A Common Stock issuable upon exercise of such Warrants), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis, (iv) will be entitled to registration rights and (v) for so long as they are held by the Sponsor, will not be exercisable more than five years from the effective date of the Registration Statement in accordance with FINRA Rule 5110(f)(2)(G)(i). No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2021, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $150,000,000, comprised of $147,000,000 of the proceeds from the IPO (which amount includes a $5,250,000 fee payable to B. Riley Securities, Inc. pursuant to the BCMA upon completion of an initial business combination) and $3,000,000 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income tax obligations (less up to $100,000 of interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Class A Common Stock included in the Units sold in the IPO (“public shares”) properly submitted in connection with a stockholder vote to amend the Company’s Amended Charter to modify the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of 100% of the Company’s public shares if the Company is unable to complete an initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On May 7, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 7, 2021, by and between the Company and B. Riley Securities, Inc., as representative of the several underwriters.
1.2	Business Combination Marketing Agreement, dated May 7, 2021, by and between the Company and B. Riley Securities, Inc.
3.1	Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated May 7, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated May 7, 2021, by and among the Company, its officers, its directors and B. Riley Principal 250 Sponsor Co., LLC.
10.2	Investment Management Trust Agreement, dated May 7, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated May 7, 2021, by and between the Company, B. Riley Principal 250 Sponsor Co., LLC and the Company’s independent directors.
10.4	Private Placement Units Purchase Agreement, dated May 7, 2021, by and between the Company and B. Riley Principal 250 Sponsor Co., LLC.
10.5	Administrative Support Agreement, dated May 7, 2021, by and among the Company and B. Riley Corporate Services, Inc.
99.1	Press Release, dated May 7, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B. RILEY PRINCIPAL 250 MERGER CORP.

	By:	/s/ Daniel Shribman
		Name:	Daniel Shribman
		Title:	Chief Executive Officer and Chief Financial Officer

Dated: May 12, 2021

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